Exhibit 4.6

6.00% SERIES B NON-CUMULATIVE PERPETUAL PREFERRED STOCK

PAR VALUE $1.00 PER SHARE

Certificate Number PB00000000	Shares

Commerce Bancshares, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF MISSOURI

THIS CERTIFIES THAT	CUSIP 200525 301
SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE 6.00% SERIES B NON-CUMULATIVE PERPETUAL PREFERRED STOCK OF

Commerce Bancshares, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, of the Corporation, copies of which are on file in the office of the Transfer Agent, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ John W. Kemper		DATED DD-MMM-YYYY
President and Chief Operating Officer
	[CORPORATE SEAL]	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. AND COMPUTERSHARE INC. COLLECTIVELY, TRANSFER AGENT AND REGISTRAR

/s/ Thomas J. Noack
Vice President and Secretary

By:
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

[REVERSE]

COMMERCE BANCSHARES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT— Custodian
(Cust) (Minor)

TEN ENT — as tenants by the entireties	under Uniform Gifts to Minors Act
(State)

JT TEN — as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT— Custodian (until age )
(Cust) (Minor)

Additional abbreviations may also be used though not in the above list.	under Uniform Transfers to Minors Act
(State)

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

        PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

For Value Received,                  hereby sell, assign and transfer

unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ADDRESSEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: 20
Signature:
Signature:
Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis.

If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state unclaimed property law, your property could become subject to state unclaimed property laws and transferred to the appropriate state.